UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

APPLIX, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-25040	04-2781676
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

289 Turnpike Road, Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 870-0300

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On June 9, 2005, the stockholders of Applix, Inc. (the “Company”) approved an amendment to the Company’s 2004 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock, par value $0.0025 per share, authorized for issuance under the Plan from 1,000,000 shares to 2,000,000 shares.

     A copy of the Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIX, INC.

Date: June 15, 2005	By:	/s/	Milton A. Alpern

Milton A. Alpern
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Applix, Inc. 2004 Equity Incentive Plan, as amended